MUNIYIELD
                                                              QUALITY
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MuniYield Quality Fund II, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.433 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.99%, based on a month-end per share net asset value of $14.58. Over the same period, the total investment return on the Fund's Common Stock was +0.03%, based on a change in per share net asset value from $15.52 to $14.58, and assuming reinvestment of $0.723 per share ordinary income dividends and $0.213 per share capital gains distributions.

For the six months ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.22%; Series B, 4.21%; and Series C, 3.81%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic

MuniYield Quality Fund II, Inc.                                   April 30, 1999

system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniYield Quality Fund II, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

June 11, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Quality Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniYield Quality Fund II, Inc.                                   April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                      21,610,859          344,302
                                         Herbert I. London                   21,591,283          363,878
                                         Robert R. Martin                    21,583,361          371,800
                                         Andre F. Perold                     21,594,775          360,386
                                         Arthur Zeikel                       21,566,522          388,639
----------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Voted  Shares Voted
                                                                            For          Against       Abstain
----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                    21,668,436       175,981       110,744
----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.    Adjourned      Adjourned     Adjourned
----------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted     Shares Withheld
                                                                                    For           From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:
                                            Series A                               1,432               0
                                            Series B                               1,040               0
                                            Series C                               1,803              33
---------------------------------------------------------------------------------------------------------------
                                                                      Shares Voted   Shares Voted  Shares Voted
                                                                           For          Against       Abstain
---------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                      1,432            0             0
                                            Series B                      1,040            0             0
                                            Series C                      1,837            0             0
---------------------------------------------------------------------------------------------------------------
3.  To approve an amendment to the Articles Supplementary of the
    Fund for Series A, Series B and Series C.                            Adjourned      Adjourned     Adjourned
---------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
VRDN  Variable Rate Demand Notes

MuniYield Quality Fund II, Inc.                                   April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                        Value
State                 Ratings  Ratings   Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Alabama--2.8%         A1       VMIG1+   $ 4,350   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                                  Company Project), VRDN, Series E, 4.10% due 10/01/2022 (i)         $  4,350
                      AAA      NR*        8,570   Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                                  Series 124, 6.88% due 2/01/2036 (c)(h)                                8,893
-----------------------------------------------------------------------------------------------------------------------------
Alaska--0.6%          A-       A2         2,580   Alaska Industrial Development and Export Authority Revenue
                                                  Bonds (Revolving Fund), AMT, Series A, 6.375% due 4/01/2008           2,778
-----------------------------------------------------------------------------------------------------------------------------
California--0.3%      AAA      Aaa       10,000   Anaheim, California, Public Financing Authority, Lease Revenue
                                                  Bonds (Public Improvements Project), Sub-Series C,
                                                  5%** due 9/01/2036 (d)                                                1,378
-----------------------------------------------------------------------------------------------------------------------------
Colorado--11.0%       AA       Aa2        8,580   Colorado Springs, Colorado, Utilities Revenue Refunding Bonds
                                                  (System Improvement), Series A, 5.375% due 11/15/2026                 8,795
                                                  Denver, Colorado, City and County Airport Revenue
                                                  Refunding Bonds (f):
                      AAA      Aaa        7,280     Series A, 5.60% due 11/15/2020                                      7,627
                      AAA      Aaa        8,505     Series A, 5.50% due 11/15/2025                                      8,844
                      AAA      Aaa       25,965     Series D, 5.50% due 11/15/2025                                     26,900
-----------------------------------------------------------------------------------------------------------------------------
Connecticut--0.6%                                 Connecticut State Regional Learning Educational Service
                                                  Center Revenue Bonds (Office/Education Center Facility):
                      NR*      NR*        1,290     7.50% due 2/01/2005                                                 1,386
                      NR*      NR*        1,100     7.75% due 2/01/2015                                                 1,236
-----------------------------------------------------------------------------------------------------------------------------
Florida--4.5%         NR*      Aaa       11,000   Orange County, Florida, School Board, COP, Series A,
                                                  5.25% due 8/01/2023 (f)                                              11,177
                      NR*      B1         2,285   Palm Bay, Florida, Lease Revenue Refunding Bonds
                                                  (Florida Education and Research Foundation Project),
                                                  Series A, 7% due 9/01/2024                                            2,235
                      AAA      Aaa        7,945   Seminole County, Florida, School Board, COP, Series A,
                                                  5% due 7/01/2018 (f)                                                  7,925
-----------------------------------------------------------------------------------------------------------------------------
Georgia--1.6%         AAA      Aaa        7,500   Burke County, Georgia, Development Authority, PCR, Refunding
                                                  (Georgia Power Company Plant--Vogtle), 2nd Series,
                                                  5.25% due 5/01/2034 (a)                                               7,452
-----------------------------------------------------------------------------------------------------------------------------
Idaho--0.1%           NR*      NR*          465   Idaho Student Loan Fund Marketing Association, Inc., Student
                                                  Loan Revenue Refunding Bonds, AMT, Sub-Series 1, 6.80%
                                                  due 10/01/2006                                                          491
-----------------------------------------------------------------------------------------------------------------------------
Illinois--6.0%        AAA      Aaa       10,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                                  Reform), Series A, 5.25% due 12/01/2022 (a)                           9,986
                      NR*      Aaa        4,385   Chicago, Illinois, M/F Housing Revenue Bonds (Bryne Mawr/Belle
                                                  Project), AMT, 6.125% due 6/01/2039 (e)                               4,680
                      AAA      Aaa        7,000   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                                  Power Company Project), Series B, 5.40% due 3/01/2028 (f)             7,062
                      A1+      VMIG1+       500   Illinois Health Facilities Authority, Revenue Refunding
                                                  Bonds (University of Chicago Hospitals), VRDN, 4.25%
                                                  due 8/01/2026 (f)(i)                                                    500
                      NR*      Aaa        6,000   Illinois Student Assistance Commission, Student Loan Revenue
                                                  Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015           6,323
-----------------------------------------------------------------------------------------------------------------------------
Indiana--1.3%         AAA      NR*        2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                               3,021
                      AA       NR*        3,100   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                  Revenue Bonds, Series D, 6.75% due 2/01/2020                          3,399
-----------------------------------------------------------------------------------------------------------------------------
Kentucky--0.7%        NR*      NR*        3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                  (TJ International Project), AMT, 7% due 6/01/2024                     3,252
-----------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                        Value
State                 Ratings  Ratings   Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Louisiana--0.3%       AAA      Aaa      $ 1,500   New Orleans, Louisiana, GO, 5.90% due 11/01/2005 (c)(g)            $  1,659
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts--6.5%   AAA      Aaa        8,635   Massachusetts Bay Transportation Authority, Massachusetts,
                                                  Revenue Bonds (General Transportation System), Series B,
                                                  5% due 3/01/2028 (f)                                                  8,353
                      BBB+     Baa2       2,000   Massachusetts Municipal Wholesale Electric Company, Power
                                                  Supply System Revenue Refunding Bonds, Series A,
                                                  6.75% due 7/01/2011                                                   2,162
                      A+       Aa3        5,500   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                  Series 40, 6.60% due 12/01/2024                                       5,893
                      AA+      Aa2        2,500   Massachusetts State Health and Educational Facilities Authority
                                                  Revenue Bonds (Daughters of Charity--Carney), Series D,
                                                  6.10% due 7/01/2014                                                   2,687
                                                  Massachusetts State Health and Educational Facilities
                                                  Authority, Revenue Refunding Bonds (New England
                                                  Memorial Hospital), Series B:
                      NR*      Ca         2,640     6% due 7/01/2008                                                      818
                      NR*      Ca         4,590     6.125% due 7/01/2013                                                1,423
                      AAA      Aaa       10,000   Massachusetts State Turnpike Authority, Metropolitan Highway
                                                  System Revenue Refunding Bonds, Sub-Series B, 5.125%
                                                  due 1/01/2037 (f)                                                     9,795
-----------------------------------------------------------------------------------------------------------------------------
Michigan--2.2%        NR*      Aaa        9,830   Wayne Charter County, Michigan, Airport Revenue Bonds, RIB,
                                                  AMT, Series 68, 6.795% due 12/01/2017 (f)(h)                         10,283
-----------------------------------------------------------------------------------------------------------------------------
Mississippi--1.5%     A        A2         6,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                                  Refunding (Weyerhaeuser Company Project), Series A,
                                                  6.80% due 4/01/2022                                                   7,240
-----------------------------------------------------------------------------------------------------------------------------
New Jersey--1.2%      AAA      Aaa        5,000   Cape May County, New Jersey, Industrial Pollution Control
                                                  Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                  Electric Company Project), Series B, 7% due 11/01/2029 (f)            5,705
-----------------------------------------------------------------------------------------------------------------------------
New Mexico--1.1%      A-       A2         5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                  Corporation Project), 6.50% due 4/01/2013                             5,472
-----------------------------------------------------------------------------------------------------------------------------
New York--18.0%                                   Long Island Power Authority, New York, Electric System
                                                  Revenue Bonds, Series A:
                      AAA      Aaa        5,000     5.125% due 12/01/2022 (d)                                           4,990
                      AAA      Aaa       10,000     5.25% due 12/01/2026 (f)                                           10,142
                      A-       Baa1      12,400     5.50% due 12/01/2029                                               12,732
                      AAA      Aaa       17,225     5.50% due 12/01/2029 (f)                                           17,764
                                                  New York City, New York, GO:
                      A-       A3         8,500     Refunding, Series J, 6% due 8/01/2017                               9,269
                      A-       A3           135     Series H, 7% due 2/01/2021                                            147
                                                  New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                  (New York Blood Center Inc. Project) (g):
                      NR*      NR*        2,000     7.20% due 5/01/2004                                                 2,277
                      NR*      NR*        3,250     7.25% due 5/01/2004                                                 3,707
                      AAA      Aaa        3,750   New York State Dormitory Authority, Revenue Refunding Bonds
                                                  (City University), Series F, 5% due 7/01/2014 (c)                     3,769
                      AAA      Aaa       12,250   New York State Local Government Assistance Corporation,
                                                  Revenue Refunding Bonds, Series B, 5% due 4/01/2021 (f)              12,025
                      AAA      Aaa       10,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                  Bonds, 116th Series, 4.25% due 10/01/2026 (c)                         8,712
-----------------------------------------------------------------------------------------------------------------------------
North Carolina--3.4%  A        A2        14,750   Martin County, North Carolina, Industrial Facilities and Pollution
                                                  Control Financing Authority Revenue Bonds (Solid Waste
                                                  Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024            16,061
-----------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                        Value
State                 Ratings  Ratings   Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Ohio--4.9%            BBB      NR*      $ 6,000   Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                                  (Emery Air Freight), Series A, 5.625% due 2/01/2018                $  6,024
                      AA       Aa3        2,000   Franklin County, Ohio, Hospital Revenue Refunding Bonds
                                                  (Holy Cross Health System Corporation), 5.875% due 6/01/2021          2,136
                      BBB      Baa2      10,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                  Project), AMT, 5.60% due 8/01/2032                                    9,939
                      AAA      Aaa        5,260   Ohio State Water Development Authority Revenue Bonds (Water
                                                  Development--Community Assistance), 5.375% due 12/01/2024 (a)         5,412
-----------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.1%        BBB-     Baa1       5,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                  Bonds (American Airlines Project), 6.25% due 6/01/2020                5,270
-----------------------------------------------------------------------------------------------------------------------------
Oregon--2.5%          NR*      Baa2      10,000   Oregon State Economic Development, Revenue Refunding Bonds
                                                  (Georgia Pacific Corp. Project), AMT, Series 183, 5.70%
                                                  due 12/01/2025                                                       10,178
                      BBB+     A3         2,000   Port Umpqua, Oregon, PCR, Refunding (International Paper Co.
                                                  Projects), Series B, 5.20% due 6/01/2011                              2,069
-----------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.7%                                Rhode Island Depositors, Economic Protection Corporation,
                                                  Special Obligation Revenue Refunding Bonds, Series A:
                      A-       Baa1       1,120     5.75% due 8/01/2021                                                 1,219
                      A-       Baa1       1,880     5.75% due 8/01/2021 (b)                                             2,046
-----------------------------------------------------------------------------------------------------------------------------
South Carolina--4.4%  A        A2         5,765   Berkeley County, South Carolina, Pollution Control Facilities,
                                                  Revenue Refunding Bonds (South Carolina Electric and Gas
                                                  Company), 6.50% due 10/01/2014                                        6,300
                      A+       A1         2,950   Fairfield County, South Carolina, PCR (South Carolina Electric
                                                  and Gas Company), 6.50% due 9/01/2014                                 3,234
                      AA       Aa3        1,000   Florence County, South Carolina, Pollution Control Facility
                                                  Revenue Bonds (E.I. Du Pont), Series A, 6.35% due 7/01/2022           1,099
                      A-       A2         7,000   Richland County, South Carolina, PCR, Refunding (Union Camp
                                                  Corporation Project), Series C, 6.55% due 11/01/2020                  7,633
                      NR*      NR*        2,500   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                  Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                2,828
-----------------------------------------------------------------------------------------------------------------------------
Tennessee--2.6%       BBB      Baa1       5,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                  (Recycling Facility--Calhoun Newsprint), AMT,
                                                  7.40% due 12/01/2022                                                  5,506
                      AA       Aa2        6,500   Tennessee Housing Development Agency (Homeowners Program),
                                                  AMT, Series 3, 6% due 1/01/2028                                       6,838
-----------------------------------------------------------------------------------------------------------------------------
Texas--11.2%          AAA      Aaa        3,000   Dallas, Texas, Special Tax Revenue Bonds, Series A,
                                                  5% due 8/15/2020 (a)                                                  2,950
                      BBB      Baa1       4,200   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                                  (Champion International Corporation), 7.375% due 10/01/2025           4,613
                      A1+      NR*        8,900   Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                  4.25% due 12/01/2025 (i)                                              8,900
                      BB-      Ba1        4,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                  Semiconductor), AMT, 6.375% due 4/01/2027                             4,202
                      AAA      Aaa        8,850   Matagorda County, Texas, Navigation District Number 1
                                                  Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                  5.25% due 6/01/2026 (a)                                               8,837
                      NR*      Aa1       12,500   San Antonio, Texas, Electric and Gas Revenue Refunding Bonds,
                                                  RIB, Series 76, 6.645% due 2/01/2015 (h)                             13,370
                      BBB      Baa2       1,935   Tarrant County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Refunding Bonds (Fort Worth), 7% due 5/15/2028       2,086
                      AAA      Aaa        8,500   Texas State Turnpike Authority, Dallas North Thruway Revenue
                                                  Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (c)       8,552
-----------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                        Value
State                 Ratings  Ratings   Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Utah--2.0%            A1c      VMIG1+   $ 5,000   Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                                  VRDN, 4.25% due 11/01/2024 (a)(i)                                  $  5,000
                      AAA      Aaa        4,710   Utah State, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                  Series C-2, Class I, 6.05% due 7/01/2022                              4,941
-----------------------------------------------------------------------------------------------------------------------------
Virginia--6.5%        NR*      Aa1        3,800   Arlington County, Virginia, IDA, Headquarters Facility Revenue
                                                  Bonds (The Nature Conservancy), Series A, 5.45% due 7/01/2027         3,926
                                                  Pocahontas Parkway Association, Virginia, Toll Road
                                                  Revenue Bonds, Senior-Series B**:
                      BBB-     Baa3      26,500     5.875% due 8/15/2024                                                6,119
                      BBB-     Baa3      48,400     5.95% due 8/15/2034                                                 6,159
                      AA       Aa2        3,000   Virginia College Building Authority, Virginia, Educational Facilities
                                                  Revenue Bonds (Public Higher Education Financing
                                                  Program), Series A, 5% due 9/01/2016                                  3,006
                                                  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                      AA+      Aa1        5,750     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                 6,142
                      AA+      Aa1        5,025     Series J, Sub-Series J-2, 6.65% due 7/01/2014                       5,372
-----------------------------------------------------------------------------------------------------------------------------
West Virginia--2.2%   A        A2         9,945   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company Project), AMT,
                                                  5.80% due 6/01/2027                                                  10,352
-----------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%       NR*      A2         5,300   Wisconsin State Health and Educational Facilities Authority
                                                  Revenue Bonds (Mercy Hospital of Janesville Inc.),
                                                  6.50% due 8/15/2011                                                   5,693
-----------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.4%     AAA      Aaa        5,250   Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (a)         6,428
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$487,718)--104.4%                                                                            497,154
Liabilities in Excess of Other Assets--(4.4%)                                                                         (21,099)
                                                                                                                     --------
Net Assets--100.0%                                                                                                   $476,055
                                                                                                                     ========
-----------------------------------------------------------------------------------------------------------------------------

(a)  AMBAC Insured.
(b)  Escrowed to maturity.
(c)  FGIC Insured.
(d)  FSA Insured.
(e)  GNMA Collateralized.
(f)  MBIA Insured.
(g)  Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
*    Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+    Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$487,718,364) (Note 1a) .......                   $497,154,004
                     Cash...................................................................                         27,783
                     Receivables:
                       Interest ............................................................    $  8,315,627
                       Securities sold......................................................       5,072,668     13,388,295
                                                                                                ------------
                     Prepaid expenses and other assets......................................                         15,629
                                                                                                               ------------
                     Total assets ..........................................................                    510,585,711
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased.................................................      33,888,563
                       Dividends to shareholders (Note 1e)..................................         413,432
                       Investment adviser (Note 2)..........................................         209,047     34,511,042
                                                                                                ------------
                     Accrued expenses and other liabilities.................................                         19,420
                                                                                                               ------------
                     Total liabilities .....................................................                     34,530,462
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.............................................................                   $476,055,249
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                     $150,000,000
                       Common Stock, par value $.10 per share (22,366,930 shares issued
                       and outstanding).....................................................    $  2,236,693
                     Paid-in capital in excess of par.......................................     311,763,292
                     Undistributed investment income--net ..................................       4,516,979
                     Accumulated realized capital losses on investments--net................      (1,897,355)
                     Unrealized appreciation on investments--net............................       9,435,640
                                                                                                ------------
                     Total--Equivalent to $14.58 net asset value per share of Common Stock
                     (market price--$14.00).................................................                    326,055,249
                                                                                                               ------------
                     Total capital..........................................................                   $476,055,249
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

                    *Auction Market Preferred Stock.

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

Statement of Operations

                                                                                        For the Six Months Ended
                                                                                                  April 30, 1999
----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned.........              $ 13,136,092
(Note 1d):
----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................ $ 1,200,982
                     Commission fees (Note 4).........................................     187,561
                     Accounting services (Note 2).....................................      47,438
                     Professional fees................................................      39,109
                     Transfer agent fees..............................................      23,469
                     Listing fees.....................................................      15,664
                     Custodian fees...................................................      14,446
                     Printing and shareholder reports.................................      12,922
                     Directors' fees and expenses.....................................      11,224
                     Pricing fees.....................................................       6,363
                     Other............................................................      15,953
                                                                                       -----------
                     Total expenses...................................................                 1,575,131
                                                                                                    ------------
                     Investment income--net............................................               11,560,961
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ................................                4,485,630
Unrealized Gain      Change in unrealized appreciation on investments--net ............              (13,072,249)
(Loss) on                                                                                           ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ............              $  2,974,342
(Notes 1b, 1d & 3):                                                                                 ============
----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

Statements of Changes in Net Assets

                                                                                                  For the Six      For the
                                                                                                 Months Ended    Year Ended
                                                                                                   April 30,     October 31,
Increase (Decrease) in Net Assets:                                                                   1999           1998
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net..................................................   $ 11,560,961   $ 24,366,212
                     Realized gain on investments--net.......................................      4,485,630     12,877,595
                     Change in unrealized appreciation on investments--net...................    (13,072,249)    (2,932,168)
                                                                                                ------------   ------------
                     Net increase in net assets resulting from operations....................      2,974,342     34,311,639
                                                                                                ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock..........................................................     (9,987,904)   (19,296,155)
Shareholders           Preferred Stock.......................................................     (1,728,660)    (3,794,200)
(Note 1e):           Realized gain on investments--net:
                       Common Stock..........................................................    (10,757,359)    (7,414,382)
                       Preferred Stock.......................................................     (1,321,840)    (2,540,240)
                                                                                                ------------   ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders.........................................................    (23,795,763)   (33,044,977)
                                                                                                ------------   ------------
---------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions..........................................      4,380,299             --
(Note 4):                                                                                       ------------   ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets.................................    (16,441,122)     1,266,662
                     Beginning of period.....................................................    492,496,371    491,229,709
                                                                                                ------------   ------------
                     End of period*..........................................................   $476,055,249   $492,496,371
                                                                                                ============   ============
---------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net....................................   $  4,516,979   $  4,672,582
                                                                                                ============   ============
---------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                            For the
The following per share data and ratios have been derived                 Six Months
from information provided in the financial statements.                       Ended               For the Year Ended October 31,
                                                                           April 30,   -------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period..............   $  15.52    $  15.46    $  14.86    $  14.64    $  13.20
Operating                                                                 --------    --------    --------    --------    --------
Performance:         Investment income--net............................        .52        1.10        1.15        1.16        1.16
                     Realized and unrealized gain (loss) on
                     investments--net..................................       (.38)        .46         .64         .23        1.53
                                                                          --------    --------    --------    --------    --------
                     Total from investment operations..................        .14        1.56        1.79        1.39        2.69
                                                                          --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net..........................       (.45)       (.87)       (.91)       (.92)       (.89)
                       Realized gain on investments--net...............       (.49)       (.34)       (.03)         --        (.10)
                       In excess of realized gain on investments--net .         --          --          --          --          --+
                                                                          --------    --------    --------    --------    --------
                     Total dividends and distributions to
                     Common Stock shareholders.........................       (.94)      (1.21)       (.94)       (.92)       (.99)
                                                                          --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net........................       (.08)       (.17)       (.24)       (.25)       (.25)
                         Realized gain on investments--net.............       (.06)       (.12)       (.01)         --        (.01)
                         In excess of realized gain on investments--net         --          --          --          --          --+
                                                                          --------    --------    --------    --------    --------
                     Total effect of Preferred Stock activity..........       (.14)       (.29)       (.25)       (.25)       (.26)
                                                                          --------    --------    --------    --------    --------
                     Net asset value, end of period....................   $  14.58    $  15.52    $  15.46    $  14.86     $ 14.64
                                                                          ========    ========    ========    ========    ========
                     Market price per share, end of period.............   $  14.00    $15.1875    $ 14.375    $  13.50     $12.625
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share...................     (1.85%)++   14.51%      13.86%      14.50%      23.09%
Return:**                                                                 ========    ========    ========    ========    ========
                     Based on net asset value per share................       .03%++     8.80%      11.24%       8.68%      20.30%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses..........................................       .65%*       .66%        .66%        .67%        .68%
Net Assets:***                                                            ========    ========    ========    ========    ========
                     Investment income--net............................      4.81%*      4.98%       5.22%       5.36%       5.63%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands)....................................   $326,055    $342,496    $341,230    $327,881    $323,033
                                                                          ========    ========    ========    ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands)....................................   $150,000    $150,000    $150,000    $150,000    $150,000
                                                                          ========    ========    ========    ========    ========
                     Portfolio turnover................................     72.84%     154.08%     201.87%      95.49%      79.27%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000.........................   $  3,174    $  3,283    $  3,275    $  3,186    $  3,154
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net..................   $    311    $    629    $    869    $    897    $    885
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:         Series B--Investment income--net..................   $    307    $    634    $    868    $    899    $    942
                                                                          ========    ========    ========    ========    ========
                     Series C--Investment income--net..................   $    246    $    634    $    872    $    910    $    934
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------

                    *Annualized.
                   **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ***Do not reflect the effect of dividends to Preferred
                     Stock shareholders.
                    +Amount is less than $.01 per share.
                   ++Aggregate total investment return.

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $342,968,813 and $352,823,489, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                        Gains            Gains
--------------------------------------------------------------------------------
Long-term investments............................    $3,443,430       $9,435,640
Financial futures contracts......................     1,042,200               --
                                                     ----------       ----------
Total............................................    $4,485,630       $9,435,640
                                                     ==========       ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $9,435,640, of which $15,790,647 related to appreciated securities and $6,355,007 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $487,718,364.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 increased by 296,045 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.35%; Series B, 3.35%; and Series C, 3.40%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $56,221 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066113 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

MuniYield Quality Fund II, Inc.                                   April 30, 1999

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..................................................................  50.7%
AA/Aa ...................................................................  13.1
A/A......................................................................  19.4
BBB/Baa..................................................................  12.2
BB/Ba....................................................................   0.9
B/B......................................................................   0.5
CC/Ca....................................................................   0.5
NR (Not Rated)...........................................................   3.2
Other+...................................................................   3.9
--------------------------------------------------------------------------------
+Temporary investments in short-term municipal securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield Quality Fund II, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MQT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16433--4/99

[RECYCLE LOGO] Printed on post-consumer recycled paper